2004A AMENDMENT TO LOAN DOCUMENTS

        This is a 2004A Amendment to Loan Documents dated as of June 1, 2004 (the “Amendment”), among CHURCHILL DOWNS INCORPORATED (the “Borrower”), the GUARANTORS (defined below), and BANK ONE, NA, headquartered in Chicago, Illinois (successor by merger to Bank One, Kentucky, NA) a national banking association with an office in Louisville, Kentucky, as contractual representative for the LENDERS (defined below) as provided in the Credit Agreement (defined below) (in such capacity, the “Agent”).

RECITALS

    A.        The Borrower, the Agent, the Guarantors (defined in the Credit Agreement), and the Lenders (defined in the Credit Agreement), party thereto, entered into a Credit Agreement dated as of April 3, 2003 (the “Credit Agreement”).

    B.        The Loans described in the Credit Agreement are secured by the Collateral (defined in the Credit Agreement and other Loan Documents).

    C.        The Borrower has requested the Agent and the Lenders to make changes to the Credit Agreement and other Loan Documents for the purpose of adding provisions to or modifying certain provisions of the Loan Documents.

        NOW, THEREFORE, the Borrower, the Guarantors and the Agent agree as follows:

    1.        Definitions. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

    2.        Amendments to the Credit Agreement. The Credit Agreement is hereby amended, modified and restated as follows:

    (a)        Amendment of ARTICLE I Definitions. The following definitions set forth in Article I of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“Bank One” means Bank One, NA, a national banking association headquartered in Chicago, Illinois, with offices in Louisville, Kentucky, successor by merger to Bank One, Kentucky, NA, in its individual capacity, and its successors.

“Excluded Group” means and includes Duchossois Industries, Inc. and its Affiliates.

“Fixed Charges” means for any period of determination, the sum of interest expense, income tax expenses, scheduled principal installments on Indebtedness with maturities greater than one year (as adjusted for prepayments), dividend payments, and scheduled payments under Capitalized Leases.

“Fixed Charge Coverage Ratio” means, as of any date of calculation, the ratio of (a) Consolidated Adjusted EBITDA less Capital Expenditures (excluding (1) Capital Expenditures consisting solely of consideration paid or payable for Permitted Acquisitions, and (2) Capital Expenditures expended under and in compliance with the Master Plan for Capital Expenditures) to (b) Consolidated Fixed Charges, in each instance computed as provided in Section 6.24.1 and in accordance with Agreement Accounting Principles.

    (b)        Additions to ARTICLE I Definitions. Article I of the Credit Agreement is hereby supplemented to add the following definitions which shall read in their respective entireties as follows:

“First Amendment” means the 2004A Amendment to Loan Documents, dated as of June 1, 2004 among the Agent, the Guarantors and the Borrower.

“PSL” means any agreement between any Loan Party and a Person providing for a right to purchase or otherwise use seating accommodations in certain seating locations at the Borrower’s Property located on Central Avenue in Louisville, Kentucky, known as the Churchill Downs racetrack facility, and which agreement does not conflict with any of the Loan Documents, and/or result in a Default or Unmatured Default, and expressly does not result in, or require, the creation or imposition of any Lien in, leasehold interest in, rights in, claim to, easement or easement by estoppel over, or similar rights or interests in any Property of any such Loan Party, or result in, or require, the creation or imposition of any right to possess specific property (other than the contractual right to purchase or otherwise use the subject seating accommodations subject to the terms of such agreement).

“PSL Financing” means any instance in which, pursuant to a PSL Financing Program, a PSL Purchaser finances its obligations under a PSL, in whole or in part, and which does not conflict with any of the Loan Documents, and/or result in a Default or Unmatured Default.

“PSL Financing Program” means a financing arrangement program established by any Loan Party with a financial institution or other Person pursuant to which such financial institution or other Person agrees to finance, in whole or in part, PSL Purchasers’ obligations under the PSLs, and which arrangement does not conflict with any of the Loan Documents, and/or result in a Default or Unmatured Default.

“PSL Buyback/Guarantee” means any promise to repurchase or buy back, guarantee or otherwise provide credit support, directly or indirectly, given by any Loan Party in favor of any financial institution or other Person in connection with an obligation arising under a PSL Financing.

“PSL Purchaser” means the Person who enters into a PSL with any Loan Party.

    (c)        Amendment of Section 6.24.1—Fixed Charge Coverage Ratio. Section 6.24.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

6.24.1 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated Adjusted EBITDA less Capital Expenditures (excluding (a) Capital Expenditures consisting solely of consideration paid or payable for Permitted Acquisitions, and (b) Capital Expenditures expended under and in compliance with the Master Plan for Capital Expenditures), to (ii) Consolidated Fixed Charges, all calculated for the Loan Parties on a consolidated basis and in accordance with Agreement Accounting Principles, to be less than 1.35 to 1.0.

    (d)        Amendment of Section 6.34—Contingent Obligations. Section 6.34 of the Credit Agreement is hereby amended and restated in its entirety as follows:

6.34 Contingent Obligations. The Borrower will not, nor will it permit any Subsidiary (except for the Excluded Subsidiaries) to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (i) by endorsement of instruments for deposit or collection in the ordinary course of business, (ii) the Reimbursement Obligations, (iii) for the Guaranty; (iv) for PSL Buyback/Guarantee(s) not to exceed $15,000,000 at any one time in the aggregate for all such PSL Buyback/Guarantees; and (v) guaranties of the obligations of Loan Parties not to exceed $10,000,000 at any one time in the aggregate for all such guaranties.

    3.        Certain References in the Loan Documents.

    (a)        References to Bank One. All references in all Loan Documents to “Bank One, Kentucky, NA” and/or “Bank One” shall be deemed to be references to Bank One, NA, headquartered in Chicago, Illinois, with offices in Louisville, Kentucky.

    (b)        References to Loan Documents. All references in the Loan Documents to the “Loan Documents” shall be deemed to include a reference to this Amendment and any and all other agreements, instruments and documents executed and/or delivered in connection with this Amendment. All references to the “Credit Agreement” in the Loan Documents shall be deemed to include references to the Credit Agreement as amended by this Amendment.

    4.        Conditions Precedent. The obligation of the Lenders and the Agent to enter into this Amendment shall be conditioned upon the fulfillment of all the following conditions:

    (a)        Executed Agreements. The Borrower and the Guarantors shall have delivered to the Agent duly authorized and fully executed originals of this Amendment.

    (b)        Representations and Warranties. Each and every representation and warranty made by or on behalf of the Borrower and/or any Guarantor relating to this Amendment or any of the other Loan Documents, as modified by this Amendment shall be true, complete and correct on and as of the date of this Amendment and as of the date this Amendment is actually executed and delivered.

    (c)        No Defaults. There exists no Default or Unmatured Default.

    (d)        Other Documents. The Borrower shall have delivered to the Agent any and all other agreements, instruments and documents as the Agent may reasonably have requested in order to further protect its security or evidence compliance by the Borrower and /or any other Loan Party with this Amendment and the other Loan Documents.

    (e)        Agent’s Fees and Expenses. The Borrower shall have paid to the Agent the Agent’s fees and expenses as of the date of this Agreement in accordance with Section 7 of this Amendment and Section 9.6 of the Credit Agreement.

    (f)        Resolutions. The Borrower and the Guarantors shall have delivered certified copies of appropriate resolutions (1) authorizing the execution of this Amendment and any and all other documents, instruments and agreements referred to herein which are required to be executed and delivered by the Borrower and the Guarantors as appropriate, and (2) authorizing consummation of the transactions contemplated by this Amendment.

    (g)        Legal Opinion. The Agent shall have received the legal opinion of Wyatt, Tarrant & Combs, LLP as counsel for the Borrower and the Guarantors, and the legal opinion of Rebecca C. Reed, general counsel to the Borrower and the Guarantors, addressed to the Agent and the Lenders, dated the date this Amendment is delivered, satisfactory to the Agent and its counsel.

    (h)        Incumbency Certificates. The Agent shall have received certificates certifying the names of the Persons of the Borrower and the Guarantors authorized to sign this Amendment and the other Loan Documents that each has signed or will sign in connection with this Amendment, together with the true signatures of such Persons.

    5.        Reaffirmations and Consents. The Borrower and the Guarantors:

    (a)        Consent. Consent to the transactions contemplated in this Amendment.

    (b)        Reaffirm. Reaffirm their respective obligations under any and all of the Loan Documents and any and all other agreements, instruments and documents to which any of them is a party and under which any Lender has any rights or obligations and which is or may be related in any way to the agreements, instruments and documents mentioned in or affected by this Amendment, or the Credit Agreement or any of the other Loan Documents as amended by this Amendment.

    (c)        Agree. Agree that all of the Loan Documents remain in full force and effect, as expressly modified or altered by or in connection with this Amendment.

    6.        Representations and Warranties. To induce the Lenders and the Agent to enter into this Agreement, the Borrower and the Guarantor agree that the representations and warranties made by the Loan Parties, as set forth in the Credit Agreement as amended by this Amendment, are hereby remade and are incorporated by reference into this Amendment as if set out in full, provided that (a) Section 5.15 is modified to the effect that the Borrower holds withheld 401(k) plan deferrals, which are regularly withheld from employee paychecks and promptly deposited into the Borrower’s 401(k) trust, and (b) Schedules 1, 2, 3, 5.22, 5.24, 5.25 and 5.26 to the Credit Agreement are amended, restated and replaced by Schedules 1, 2, 3, 5.22, 5.24, 5.25 and 5.26 to the Amendment, respectively. It is understood and agreed that any representation or warranty which operates as of a specific date by its terms shall be required to be true and correct only as of such specific date with respect to that operation.

    7.        Costs and Expenses. The Borrower agrees to reimburse the Agent for the costs and expenses incurred by the Agent and the Lenders in connection with the transactions contemplated by this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent and the Lenders incurred in preparing this Amendment and the documents to be executed pursuant to this Amendment all in accordance with Section 9.6 of the Credit Agreement.

    8.        Breach of This Agreement. Any failure of the Borrower or any other Loan Party to observe and perform all of the terms, conditions and provisions of this Amendment, which is not remedied within five days after written notice from Agent or any Lender, shall constitute a Default.

    9.        Miscellaneous.

    (a)        Entire Agreement. This Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to, the subject matter hereof and thereof. No change, modification, addition, or termination of this Amendment shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

    (b)        Governing Law. This Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws (without regard to conflicts of laws rules) of the Commonwealth of Kentucky, except to the extent the laws of any other state, province or country where security for the Loans is located dictate that the laws of such other state, province or country shall govern the enforcement of the rights of the Agent or any Lender in such security.

    (c)        Counterparts. Each party to this Amendment may sign upon a separate copy, in which case one counterpart of this Amendment shall consist of enough of such signed copies to reflect the signature of all parties hereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or the terms hereof to produce or account for more than one of such counterparts.

    (d)        Headings. The headings used in this Amendment have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Amendment.

    (e)        Severability. If any court shall finally determine that any part, term or provision of this Amendment is in any way unenforceable, such part, term or provision shall be reduced to the extent necessary to make such provision enforceable to the greatest extent allowed by law. Consistent with the foregoing, if any provision of this Amendment or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications of this Amendment shall not in any way be affected or impaired.

    (f)        Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the Agent, the Borrower, and the other Loan Parties, as well as their respective successors and assigns. Pursuant to the provisions of Section 8.2 of the Credit Agreement, the Agent enters into this Amendment with the consent in writing of the Required Lenders. Accordingly, this Amendment amends the Credit Agreement and other Loan Documents as and to the extent provided herein and is binding upon all of the Lenders.

    (g)        No Waiver or Course of Dealing. The execution and delivery of this Amendment by the Lenders and the Agent does not waive any right that the Lenders or the Agent might have under any of the Loan Documents except for the specific modifications, waivers, and amendments contained in this Amendment. Neither this Amendment, nor earlier amendments or modifications of any of the Loan Documents, creates any course of dealing among the Lenders, the Agent, the Loan Parties or any other Person, and none of the foregoing nor any other Person should infer that the Agent or any Lender will enter into any other or future amendment or modification of any of the Loan Documents in the future, whether similar or dissimilar to this Amendment.

    (h)        CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF KENTUCKY, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

    (i)        CONSENT TO JURISDICTION. THE LOAN PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR COMMONWEALTH OF KENTUCKY COURT SITTING IN LOUISVILLE, KENTUCKY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT(S) AND THE LOAN PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE COLLATERAL AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN LOUISVILLE, KENTUCKY.

    (j)        WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

"Exhibits and schedules have been omitted because they are not material. Copies of such omitted exhibits and schedules will be supplementally furnished to the Commission upon request."

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date set forth in the preamble hereto, but actually on the dates set forth below.

CHURCHILL DOWNS INCORPORATED
By /s/Michael E. Miller Executive Vice President and Chief Financial Officer June 30, 2004
GUARANTORS:
CHURCHILL DOWNS MANAGEMENT COMPANY
By /s/Michael E. Miller Assistant Treasurer June 30, 2004
CHURCHILL DOWNS INVESTMENT
By /s/Michael E. Miller President June 30, 2004
RACING CORPORATION OF AMERICA
By /s/Michael E. Miller President June 30, 2004

CALDER RACE COURSE, INC.
By /s/Michael E. Miller Vice President June 30, 2004
TROPICAL PARK, INC.
By /s/Michael E. Miller Vice President June 30, 2004
CHURCHILL DOWNS CALIFORNIA COMPANY
By /s/Michael E. Miller Vice President June 30, 2004
ARLINGTON PARK RACECOURSE, LLC
By /s/Michael E. Miller Vice President June 30, 2004

ARLINGTON MANAGEMENT SERVICES, LLC
By /s/Michael E. Miller Vice President June 30, 2004
ARLINGTON OTB CORP.
By /s/Mary Ann Guenther Secretary June 30, 2004
Quad City Downs
By /s/Mary Ann Guenther Secretary June 30, 2004
CDIP, LLC
By /s/Michael E. Miller Vice President June 30, 2004
CDIP HOLDINGS, LLC
By /s/Michael E. Miller Vice President June 30, 2004

ELLIS PARK RACE COURSE, INC.
By /s/Michael E. Miller Vice President June 30, 2004

BANK ONE, NA, as a Lender and as Agent
By /s/H. Joseph Brenner H. Joseph Brenner First Vice President Date: June 30, 2004